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                                                                  Exhibit 10.18

                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "Agreement") is made effective as of May 1, 1996 by and among on the one hand RemedyTemp, Inc., a California corporation (the "Company"), and on the other hand, R. E. McDonough, Sr., an adult individual ("McDonough"), Robert E. McDonough, Trustee of the McDonough Survivor's Trust U/D/T dated 6/5/85 and Robert E. McDonough, Trustee of the McDonough Exempt Marital Trust U/D/T dated 6/5/85 (collectively referred to herein as the "McDonough Entities" or "Shareholders").

                  WHEREAS, it is a requirement of that certain Amended and Restated Employment Agreement by and between the Company and McDonough dated as of May 1, 1996 (the "Employment Agreement") and the desire of the parties hereto to enter into this Agreement reflecting the terms upon which the Company grants the McDonough Entities "piggyback" registration rights allowing the McDonough Entities to sell their shares of common stock in the Company in any public offering conducted by the Company subject to the limitations provided herein.

                  NOW, THEREFORE, on the basis of the preceding facts, and as a material inducement and consideration to McDonough to enter into the Employment Agreement and to perform his obligations thereunder, the parties to this Agreement hereby agree to the following:

                  1.       APPOINTMENT OF REPRESENTATIVE.

                  The McDonough Entities hereby appoints Robert E. McDonough, Sr. (the "Representative") to represent the McDonough Entities with full power and authority to make binding decisions on behalf of the McDonough Entities in connection with any and all matters arising out of this Agreement. The McDonough Entities agrees to be legally bound by all decisions made by the Representative and acknowledge that the Company shall not be held liable for complying with any directions of the Representative in connection with any and all matters arising out of this Agreement.

                  2.       DEFINITIONS.

                  For the purposes of this Agreement, the following words shall have the meanings set forth below:

                           (a) "ADVERSE DISCLOSURE" means public disclosure of
material non-public information relating to a significant transaction, which disclosure (i) would, in the good faith judgment of the Board, based as to legal matters on the written opinion of outside counsel, be required to be made in any registration statement filed with the Commission by the Company so that such registration statement would not be materially misleading; (ii) would not, in the good faith judgment of the Board, based as to legal matters on the written opinion of outside counsel, be required to be made but for the filing of such a registration statement; and (iii) would have a material adverse effect on the Company's ability to complete such significant transaction, or the terms upon which such significant transaction can be completed.

                           (b) The terms "REGISTER," "REGISTERED" and
"REGISTRATION" refer to a registration effected by preparing and filing a registration statement (other than on
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Form S-4 or S-8 or successor forms) in compliance with the Securities Act of
1933, as amended (the "Act").

                           (c) "REGISTRABLE STOCK" means (i) all shares of
common stock of the Company ("Common Stock") held by the McDonough Entities as of the date hereof and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced above, provided, however, that each share of Registrable Stock shall cease to be Registrable Stock when and if transferred to any person or entity that is not a party to this Agreement.

                  3.       DEMAND REGISTRATION.

                           (a) REQUEST FOR REGISTRATION. At any time and from
time to time the Representative may request that the Company effect the registration of Registrable Stock (a "DEMAND REGISTRATION"). Upon receipt of such request, the Company shall use its best efforts to effect such Demand Registration, subject to the limitations set forth in Section 3(b). the Company may include in any Demand Registration any other shares of Common Stock (including issued and outstanding shares of Common Stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights) so long as the inclusion in such registration of such shares will not, in the reasonable judgment of the managing underwriter(s), if any, interfere with the successful marketing in accordance with the intended method of sale or other disposition of all the Registrable Stock sought to be registered. If it is determined as provided above that there will be such interference, the other shares of Common Stock sought to be included shall be excluded to the extent deemed appropriate by the managing underwriter(s).

                           (b) LIMITATIONS ON DEMAND REGISTRATIONS. Subject to
Section 3(d), the Company's obligation to effect a Demand Registration requested by the Representative pursuant to Section 3(a) shall be subject to the following limitations:

                                    (i) Within any twelve month period, the
Company shall not be required to effect more than one Demand Registration on Form S-1 (or a successor form) under the Securities Act or one Demand Registrations on Form S-3 (or a successor form) under the Securities Act, provided that no registration shall constitute a Demand Registration and count against such limits unless and until all Registrable Stock sought to be included in such Demand Registration are covered by a Registration that has been declared effective by the Commission.

                                    (ii) The Company shall not be required to
effect any Demand Registration of fewer than 2,000,000 shares of Registrable Stock (as adjusted for any stock splits, reverse stock splits or similar events which occur after the date hereof).

                                    (iii) The Company may defer its obligations
to effect a Demand Registration if, in the good faith judgment of the Board, filing a registration statement with the Commission at the time a Demand Registration is requested would require Adverse Disclosure, provided that such deferral may not extend beyond the earlier to occur of (1) 180 days after the receipt by the Company of the Representative's request for such Demand Registration, or (2) the date that filing of a registration statement with the Commission would not require Adverse Disclosure therein.

                           (c) HOLDBACK. Subject to Section 3(d), if requested
(pursuant to a timely written notice) by the managing underwriter(s) of an underwritten offering or the

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initial purchaser(s) in any offering being resold pursuant to Rule 144A under the Securities Act of shares of Common Stock being issued and sold by the Company, the Representative shall agree on the same terms applicable to officers and directors of the Company not to effect any public sale or distribution of any of the Registrable Stock for a period of up to 120 days following and 15 days prior to the date of the final prospectus contained in the registration statement filed in connection with such offering, provided that this Section 3(c) shall not apply with respect to any offering (a) that excludes the Representative notwithstanding the Representative's desire to participate therein, and includes any other selling shareholders, or (b) if more than 30% of the shares being sold in such offering are for the account of selling shareholders other than the Representative.

                           (d) MINIMUM SALE AVAILABILITY. The limitations on the
Company's obligations to effect Demand Registrations set forth in Section 3(b)(iii) and the Representative's obligation under Section 3(c) shall not be applicable to the extent that such limitations would result in the Representative not having a period of at least 180 consecutive days within any 18-month period during which the Representative may sell Registrable Stock under a Registration effected pursuant to the provisions hereof.

                           (e) SELECTION OF UNDERWRITER. Any Demand Registration
and related offering shall be managed by the Representative as follows: subject to the reasonable approval of the Company, the Representative shall have the power to select the managing underwriter(s) for such offering, and shall in consultation with the managing underwriter(s) have the power to determine the number of shares of Registrable Stock to be included in such registration and offering (subject to applicable limitations set forth herein), the offering price per Registrable Share, the underwriting discounts and commissions per Registrable Share, the timing of the registration and related offering (subject to applicable limitations set forth herein), counsel to the Representative, and all other administrative matters related to the registration and related offering. the Company shall enter into an underwriting agreement in customary form with the underwriter(s) selected by the Representative and shall enter into such other customary agreements and take all such other customary actions as the Representative or its underwriter(s) may reasonably request to facilitate the disposition of the Registrable Stock.

                  4.       PIGGYBACK REGISTRATION.

                           (a) If the Company at any time proposes to register
any of its securities for sale, whether or not for its own account (other than a registration relating to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction or a registration on any form that does not permit secondary sales), it shall give written notice (the "Company's Notice"), at its expense, to all holders of Registrable Stock of its intention to do so at least twenty (20) days prior to the filing of a registration statement with respect to such registration with the Securities and Exchange Commission (the "Commission"). If the Representative desires to dispose of all or a portion of such stock, the Representative may request registration thereof in connection with the Company's registration by delivering to the Company, within twenty (20) days after receipt of the Company's Notice, written notice of such request (the "Piggyback Notice") stating the number of shares of Registrable Stock to be registered for resale (whether or not this Agreement has then been exercised in full or in part) by the holders of the then outstanding Registrable Stock. The Company shall use its best efforts to cause all shares of Registrable Stock specified in the Piggyback Notice to be registered under the Act so as to permit the sale by such holders of the shares so registered, subject to the limitations set forth in this Agreement.

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                           (b) If the registration of which the Company gives
notice pursuant to this Agreement is for the purpose of permitting a disposition of securities by the Company pursuant to a firm commitment underwritten offering, the notice shall so state, and the Company shall have the right to limit the aggregate size of the offering or the number of shares to be included therein by stockholders of the Company if requested to do so by the managing underwriter of the offering and only securities which are to be included in the underwriting may be included in the registration.

                           (c) Whenever the number of shares which may be
registered pursuant to this Agreement is limited by the provisions hereof, (i) the Company shall have priority as to sales over the holders of Registrable Stock and each holder hereby agrees that it shall withdraw its securities from such registration to the extent necessary to allow the Company to include all the shares which the Company desires to sell for its own account to be included within such registration, and (ii) subject to the foregoing clause (a) and certain rights granted in that certain Master Agreement with Respect to the Sale of Certain Shareholder's Interests by and between the Company, the McDonough Entities, and other Shareholders of the Company dated February 6, 1996, the holders of Registrable Stock shall have priority as to sales over any other Company shareholders allowed to participate in such registration in order to allow the holders of Registrable Stock to include as many shares as such holders desire to be included in such registration. The holders of Registrable Stock given rights herein shall share pro rata in the available portion of the registration in question, such sharing to be based upon the number of shares of such stock then held by each of such holders, respectively.

                           (d) The provisions of this Agreement shall not apply
to the initial public offering of the Company scheduled to occur prior to August 30, 1996; provided, however, the provisions of this Agreement shall apply to any initial public offering conducted after such date.

                  5.       DESIGNATION OF UNDERWRITER.

                  If any registration hereunder is an underwritten offering, the Company shall have the right to designate the managing underwriter, and all holders of Registrable Stock participating in the registration shall sell their shares only pursuant to such underwriting.

                  6.       REGISTRATION PROCEDURES.

                           (a) If and when the Company is required by the
provisions of this Agreement to use its best efforts to effect the registration of shares of Registrable Stock, the Company shall:

                                    (i) prepare and file with the Commission a
registration statement with respect to such shares and use its best efforts to cause such registration statement to become and remain effective for up to 120 days as provided herein;

                                    (ii) prepare and file with the Commission
such amendments and supplements to such registration statement and the prospectuses used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Act with respect to the sale or other disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the

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holder or holders of such shares who have requested that any of their shares be sold or otherwise disposed of in connection with the registration (the "Prospective Sellers");

                                    (iii) furnish to each Prospective Seller
such number of copies of each prospectus, including preliminary prospectuses, in conformity with the requirements of the Act, and such other documents, as the Prospective Seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by it;

                                    (iv) use its best efforts to register or
qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions as each Prospective Seller shall reasonably request to enable such seller to consummate the public sale or other disposition of the shares owned by such seller; provided that, the Company shall not be required in connection therewith or as a election thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

                                    (v) upon written request, furnish to each
Prospective Seller a signed counterpart, addressed to the Prospective Sellers of: (x) an opinion of counsel for the Company, dated the effective date of the registration statement; and (y) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement; covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to the events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in the opinions of issuers' counsel and in accountants' letters delivered to the underwriters in connection with underwritten public offerings of securities;

                                    (vi) cause all such shares to be listed on
each securities exchange on which similar securities issued by the Company are then listed;

                                    (vii) provide a transfer agent and registrar
for all such shares not later than the effective date of such registration statement;

                                    (viii) enter into such customary agreements
(including an underwriting agreement) and take all such other customary actions as the holders of all the shares being sold may reasonably request in order to expedite or facilitate the disposition of such shares; and

                                    (ix) make available for inspection by any
Prospective Seller, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with the preparation of such registration statement.

                           (b) Each Prospective Seller of such shares shall
furnish in writing to the Company such information as the Company may require from the Prospective Seller for inclusion in the registration statement (and the prospectus included therein).

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                           (c) The Prospective Sellers shall not (until further
notice) effect sales of the shares covered by the registration statement after receipt of telegraphic, facsimile or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus.

                  7.       EXPENSES OF REGISTRATION.

                           All expenses incurred in effecting any registration
requested pursuant to this Agreement hereof, including, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company, expenses of any audits incidental to or required by any such registration, and expenses of all marketing and promotional efforts requested by the managing underwriter ("Registration Expenses") shall be borne by the Company; provided, however, that each Prospective Seller shall bear underwriting discounts or brokerage fees or commissions relating to the sale of its shares. The Company shall pay the attorneys' fees for one (1) counsel appointed by the Prospective Seller in each registration.

                  8.       INDEMNIFICATION.

                           (a) In the event of any registration of any of its
securities under the Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Holder joining in a registration of such securities, each underwriter (as defined in the Act) and each controlling person of any Holder or underwriter, if any (within the meaning of the Act), against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which such holder, underwriter or controlling person may be subject under the Act, under any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or (2) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading ((1) and (2) are each referred to hereafter as a "Violation"), and shall reimburse each such holder, underwriter or controlling person for any legal or other expenses reasonably incurred by such holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any holder, underwriter or controlling person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made in such registration statement, preliminary prospectus, summary prospectus, prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Holder in its capacity as a shareholder, underwriter or controlling person, respectively, specifically for use therein; provided further that, the indemnification contained in this Section 8(a) with respect to any preliminary prospectus shall not inure to the benefit of any selling Holder or underwriter (or to the benefit of any person controlling such selling Holder or underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of any of the shares to any person if a copy of the prospectus, as amended and

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supplemented, shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus was corrected in the prospectus, as amended and supplemented, provided that the Company has delivered the prospectus, as amended or supplemented, to the selling Holder or underwriter on a timely basis to permit such delivery or sending. The indemnity contained in this Section 8(a) shall not apply to amounts paid in settlement of any such claim, if such settlement is effected without the consent of the Company.

                           (b) In the event of any registration of any of its
securities under the Act pursuant to this Agreement, each holder joining in a registration of such securities shall indemnify and hold harmless the Company, each underwriter (as defined in the Act) and each controlling person of the Company or underwriter, if any (within the meaning of the Act), against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which the Company, underwriter or controlling person may be subject under the Act, under any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case only to the extent that such Violation occurs in reliance upon written information furnished by the holder in its capacity as a shareholder expressly for use in connection with such registration, and shall reimburse the Company, underwriter or controlling person for any legal or other expenses reasonably incurred by the Company, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that in no event shall the selling Holder's indemnification obligations under this Section 8(b) exceed the amount of gross proceeds received by the selling Holder pursuant to such registration. Notwith-standing the foregoing provisions of this Section 8(b), if any losses, claims, damages, or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus or, to the extent hereinafter provided, as such final prospectus was amended or supplemented (if so amended or supplemented), a selling Holder shall not have any such liability with respect thereto to (i) the Company, any person who controls the Company within the meaning of the Act, any officer of the Company who signed the registration statement or any director of the Company, if the Company delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus or, to the extent such final prospectus has theretofore been amended or supplemented, a copy of the final prospectus as so amended or supplemented, to such person at or prior to the written confirmation of the sale to such person or (ii) any underwriter or any person controlling such underwriter within the meaning of the Act, if such underwriter delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus or, to the extent such final prospectus has theretofore been amended or supplemented, a copy of the final prospectus, as so amended or supplemented, to such person at or prior to the written confirmation of the sale to such person. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, underwriter or controlling person.

                           (c) If the indemnification provided for above is
unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party in lieu of indemnifying such indemnified party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable

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considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party, or by the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 8(c). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in this Section 8(c) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (d) Promptly after receipt by an indemnified party
under this Section 8 of notice of the commencement of any action, such indemnified party shall notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section or to the extent that the indemnifying party has been prejudiced as a proximate result of such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel of its choice, and the indemnifying party shall not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (1 the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (2) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action, (3) the indemnifying party, in its discretion, has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (4) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, in such case the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses at their expense (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties).

                  9.       RULE 144 REQUIREMENTS.

                  The Company shall use its best efforts to file the reports required by it under the Act and the Securities Exchange Act of 1934 and the rules and regulations adopted thereunder and to make publicly available, and available to the holders of Registrable Stock, such information as is necessary to enable the holders of Registrable Stock to make sales of such stock pursuant to Rule 144 as promulgated by the Commission under the Act, as such Rule may be amended from time to time ("Rule 144"). The Company shall furnish to any such holder, upon request, (i) a written statement executed by the Company as to

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whether or not it has complied with the current public information requirements of Rule 144 and (ii) a copy of the most recent annual and quarterly reports of the Company.

                  10.      HOLDBACK.

                  If the Company files a registration statement in connection with the initial public offering, a holder of Registrable Stock shall not effect any sale or distribution of any shares (except pursuant to such registration statement) of the capital stock of the Company, whether now owned or hereafter acquired, during the period requested by the underwriters commencing with the effective date of such registration statement and ending on the close of business on a date which is not more than one hundred and eighty (180) days thereafter or such time as the registration statement is withdrawn, whichever is earlier.

                  11.      ASSIGNMENT OF REGISTRATION RIGHTS.

                  The rights to cause the Company to register Registrable Stock pursuant to this Agreement may only be assigned to a party to this Agreement.

                  12.      TERMINATION OF REGISTRATION RIGHTS.

                  The registration rights set forth in this Agreement shall terminate when the McDonough Entities collectively no longer hold more than ten percent (10%) of the Registrable Stock.

                  13.      MISCELLANEOUS.

                           (a) NOTICES. Notice to either party provided for in
this Agreement shall be given by personal delivery or by mailing such notice by first class or certified mail, return receipt requested, to the addresses stated below or such other address as either party may hereafter specify in writing:


                           To RemedyTemp:

                           Attn:  President
                           RemedyTemp, Inc.
                           32122 Camino Capistrano
                           San Juan Capistrano, CA 92675

                           To The McDonough Entities:

                           Attn:  Robert E. McDonough, Sr.
                           32122 Camino Capistrano
                           San Juan Capistrano, CA 92675

                           (b) SEVERABILITY AND GOVERNING LAW. Should any
Section or any part of a Section within this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement. This Agreement is made and entered into in the State of California and the laws of California

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shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations hereunder.

                           (c) COUNTERPARTS. This Agreement may be executed in
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

                           (d) ENTIRE AGREEMENT. This Agreement contains the
entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof.

                           (e) COSTS AND ATTORNEYS' FEES. In the event that any
action, suit, or other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall recover from the non-prevailing party all of such prevailing party's costs and attorneys' fees incurred in each and every such action, suit, or other proceeding, including any and all appeals or petitions therefrom. As used herein, "attorneys' fees" shall mean the reasonable costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services and the reasonable expenses incurred in connection therewith.

                           (f) ARBITRATION. Any controversy, dispute or claim
arising out of the interpretation, performance or breach of the terms of this Agreement shall be resolved by binding arbitration. Such arbitration shall proceed in accordance with the then-current rules for arbitration as established by Judicial Arbitration Mediation Services, Inc./ENDISPUTE ("JAMS"), unless the parties hereto mutually agree otherwise, and pursuant to the following procedures:

                                    (i) Each of the Company and the Shareholders
shall appoint an arbitrator from the JAMS panel of retired judges, and those appointed arbitrators shall appoint a third arbitrator from the JAMS panel of retired judges within ten (10) days. If the appointed arbitrators fail to appoint a third arbitrator within ten (10) days, such third arbitrator shall be appointed by JAMS in accordance with its rules.

                                    (ii) Reasonable discovery shall be allowed
in arbitration.

                                    (iii) All proceedings before the arbitrators
shall be held in Orange County, California.

                                    (iv) The award rendered by the arbitrators
shall be final and binding and judgment may be entered in accordance with applicable law and in any court having jurisdiction thereof.

                                    (v) The award rendered by the arbitrators
shall include (i) a provision that the prevailing party in such arbitration recover its costs relating to the arbitration and reasonable attorneys' fees from the other party, (ii) the amount of such costs and fees, and (iii) an order that the losing party pay the fees and expenses of the arbitrators.


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                  IN WITNESS WHEREOF, the parties have duly executed this
Agreement as of the dates below.

DATE:______________________            REMEDYTEMP, INC., a California
                                       Corporation



                                       By:___________________________________
                                          Paul W. Mikos
                                          President and Chief Executive Officer



DATE:______________________            ______________________________________
                                       Robert E. McDonough, Sr.,
                                       an individual



DATE:______________________            ______________________________________
                                       Robert E. McDonough, Trustee of the
                                       McDonough Survivor's Trust U/D/T
                                       dated 6/5/85



DATE:______________________            ______________________________________
                                       Robert E. McDonough, Trustee of the
                                       McDonough Exempt Marital Trust
                                       U/D/T dated 6/5/85

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